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                                  UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                            SILICON LABORATORIES INC.
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                (Exact name of registrant as specified in its charter)

              DELAWARE                                  74-2793174
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    4635 BOSTON LANE, AUSTIN TEXAS                        78735
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(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         to be so registered                   each class is to be registered
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               None                                        None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement
file number to which this form relates:   333-94853   (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.0001 par value
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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock is set forth under the caption "Description of Capital Stock -- Common Stock" contained in the prospectus filed with the Commission on January 18, 2000 as part of the Registrant's Registration Statement on Form S-1 (No. 333-94853), as amended from time to time (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.

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ITEM 2.   EXHIBITS.

     3.1 Form of Amended and Restated Certificate of Incorporation of Silicon Laboratories, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference).

     3.2 Form of Amended and Restated Bylaws of Silicon Laboratories, Inc. (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

     4.1 Specimen Certificate for shares of common stock (to be filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     SILICON LABORATORIES INC.

       Date:     March 7, 2000

         By:     /s/ John W. McGovern
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                 John W. McGovern
                 VICE PRESIDENT AND CHIEF FINANCIAL OFFICER